DEBT AND CAPITAL LEASES	12 Months Ended
Dec. 30, 2017
DEBT AND CAPITAL LEASES
DEBT AND CAPITAL LEASES

NOTE 4. DEBT AND CAPITAL LEASES

Short-Term Borrowings

        We had $183.8 million and $44.5 million of borrowings from U.S. commercial paper issuances outstanding at December 30, 2017 and December 31, 2016, respectively, with a weighted-average interest rate of 1.79% and .9%, respectively.

        In March 2016, we entered into an agreement to establish a Euro-Commercial Paper Program pursuant to which we may issue unsecured commercial paper notes up to a maximum aggregate amount outstanding of $500 million. Proceeds from issuances under this program may be used for general corporate purposes. The maturities of the notes may vary, but may not exceed 364 days from the date of issuance. Our payment obligations with respect to any notes issued under this program are backed by our revolving credit facility (the "Revolver"). There are no financial covenants under this program. As of December 30, 2017, there was no balance outstanding under this program.

Short-Term Credit Facilities

        In November 2017, we amended and restated the Revolver, increasing the amount available from certain domestic and foreign banks from $700 million to $800 million. The amendment also extended the Revolver's maturity date to November 8, 2022. The maturity date may be extended for additional one-year periods under certain circumstances. The commitments under the Revolver may be increased by up to $300 million, subject to lender approval and customary requirements. The Revolver is used as a back-up facility for our commercial paper program and can be used for other corporate purposes.

        No balance was outstanding under the Revolver as of December 30, 2017 or December 31, 2016. Commitment fees associated with the Revolver in 2017, 2016, and 2015 were $1.1 million, $1.1 million, and $1.9 million, respectively.

        In addition to the Revolver, we have significant short-term lines of credit available in various countries totaling approximately $330 million at December 30, 2017. These lines may be cancelled at any time by us or the issuing banks. Short-term borrowings outstanding under our lines of credit were $76.1 million and $72.9 million at December 30, 2017 and December 31, 2016, respectively, with a weighted-average interest rate of 6.2% and 6.5%, respectively.

        From time to time, certain of our subsidiaries provide guarantees on certain arrangements with banks. Our exposure to these guarantees is not material.

Long-Term Borrowings and Capital Leases

        In March 2017, we issued €500 million of senior notes, due March 2025. The senior notes bear an interest rate of 1.25% per year, payable annually in arrears. The net proceeds from the offering, after deducting underwriting discounts and estimated offering expenses, were $526.6 million (€495.5 million), a portion of which we used to repay commercial paper borrowings used to finance a portion of our acquisition of Mactac, and the remainder of which we used for general corporate purposes and the 2017 Acquisitions. We designated the senior notes as a net investment hedge of our investment in foreign operations. Refer to Note 5, "Financial Instruments," for more information.

        In October 2017, we repaid $250 million of senior notes at maturity using U.S. commercial paper borrowings.

        Long-term debt, including its respective interest rates, and capital lease obligations at year-end consisted of the following:

(In millions)	2017	2016

Long-term debt and capital leases
Medium-term notes:
Series 1995 due 2020 through 2025	$44.9	$44.9
Long-term notes:
Senior notes due 2017 at 6.6%	–	249.7
Senior notes due 2020 at 5.4%	249.5	249.3
Senior notes due 2023 at 3.4%	248.7	248.4
Senior notes due 2025 at 1.25%	588.4	–
Senior notes due 2033 at 6.0%	148.7	148.6
Capital leases	25.0	25.2
Other borrowings (1)	16.6	–
Less amount classified as current	(5.5)	(252.7)

Total long-term debt and capital leases (2)	$1,316.3	$713.4

(1)	Other borrowings consisted of long-term bank borrowings by foreign subsidiaries.
(2)	Includes unamortized debt issuance cost and debt discount of $7.1 million and $.7 million as of year-end 2017, respectively, and $3.6 million and $.4 million as of year-end 2016, respectively.

        At year-end 2017, our medium-term notes had maturities from 2020 through 2025 and accrued interest at a weighted-average fixed rate of 7.5%.

        We expect maturities of long-term debt and capital lease payments for each of the next five fiscal years and thereafter to be as follows:

Year	(In millions)

2018 (classified as current)	$6.4
2019	19.9
2020	269.3
2021	3.9
2022	3.4
2023 and thereafter	1,030.6

        The maturities of capital lease payments in the table above include $3.9 million of imputed interest, $1 million of which is expected to be paid in 2018.

        In May 2015, we extended and amended the lease on our Mentor, Ohio facility for an additional ten years. This facility is used primarily as the North American headquarters and research center of our Label and Graphic Materials business. Because ownership of the facility transfers to us at the end of the lease term, we accounted for it as a capital lease. The carrying value of the lease at December 30, 2017 was approximately $20 million, of which approximately $18 million was included in "Long-term debt and capital leases" and approximately $2 million was included in "Short-term borrowings and current portion of long-term debt and capital leases" in the Consolidated Balance Sheets at December 30, 2017.

Other

        Our Revolver contains financial covenants requiring that we maintain specified ratios of total debt and interest expense in relation to certain measures of income. As of December 30, 2017 and December 31, 2016, we were in compliance with our financial covenants.

        Our total interest costs from continuing operations in 2017, 2016, and 2015 were $67.9 million, $63.5 million, and $63.5 million, respectively, of which $4.9 million, $3.6 million, and $3 million, respectively, were capitalized as part of the cost of assets.

        The estimated fair value of our long-term debt is primarily based on the credit spread above U.S. Treasury securities or euro government bond securities, as applicable, on notes with similar rates, credit ratings, and remaining maturities. The fair value of short-term borrowings, which includes commercial paper issuances and short-term lines of credit, approximates carrying value given the short duration of these obligations. The fair value of our total debt was $1.6 billion at December 30, 2017 and $1.31 billion at December 31, 2016. Fair value amounts were determined based primarily on Level 2 inputs, which are inputs other than quoted prices in active markets that are either directly or indirectly observable. Refer to Note 1, "Summary of Significant Accounting Policies," for more information.